UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C.  20549

FORM 8-K

CURRENT REPORT
Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): April 2, 2026

AAON, INC.
(Exact name of Registrant as Specified in Charter)

Nevada			0-18953	87-0448736
(State or Other Jurisdiction			(Commission File Number: )	(IRS Employer Identification No.)
of Incorporation)

2425 South Yukon Ave.,	Tulsa,	Oklahoma		74107
(Address of Principal Executive Offices)				(Zip Code)

(Registrant's telephone number, including area code): (918) 583-2266

Not Applicable
(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐    Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐    Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐    Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐    Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	AAON	NASDAQ

Item 5.02    Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers

(c) Appointment of certain Officers

On April 2, 2026, AAON, Inc. (the "Company") announced a transition in the Chief Financial Officer ("CFO") role. Andy Cheung will join AAON on April 20, 2026, as its Executive Vice President and Chief Financial Officer.

Mr. Cheung, age 51, most recently served as Executive Vice President and Chief Financial Officer of a publicly traded manufacturing company, where he served for the past three years. Prior to that, he held senior financial leadership positions for more than 25 years in the HVAC and automotive industries. Mr. Cheung was born in Hong Kong and received his Bachelor of Business Administration in Accounting from Hong Kong University of Science & Technology, and an MBA from the University of Chicago. Mr. Cheung is also a Certified Public Accountant.

In connection with Mr. Cheung's role, he will receive the following compensation: (i) annual base salary of $525,000, (ii) 2026 target annual incentive compensation of $341,250, and (iii) 2026 target long-term incentive compensation of $787,500. Additionally, Mr. Cheung will receive a one-time equity grant valued at $1,500,000 and a one-time cash award of $300,000 to cover costs associated with relocating and forfeited equity from his prior job. The one-time cash award must be repaid if Mr. Cheung leaves within 18 months.

Mr. Cheung does not have any family relationships with any of the Company's directors or officers and is not party to any transactions of the type listed in Item 404(a) of Regulation S-K.

Rebecca Thompson, who currently serves as Executive Vice President and CFO of AAON, will transition to AAON Chief Accounting Officer, effective April 20, 2026.

A copy of the Company's press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated herein by reference.

Item 9.01    Financial Statements and Exhibits.

(d)    Exhibits

Exhibit Number	Description

99.1	Press Release Announcing Leadership Transition
104	Cover Page Interactive Data File (embedded within the Inline XBRL document).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

AAON, INC.

Date:	April 2, 2026	By:	/s/ Luke A. Bomer
Luke A. Bomer, General Counsel and Secretary